UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

       Date of Report (date of earliest event reported):  JUNE 28, 2005


                              WAUSAU PAPER CORP.
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 28, 2005, the Company and the required holders of the Company's $138,500,000 Senior Notes agreed to amend certain financial covenants included in the related Note Purchase Agreement in order to bring them into conformity with the financial covenants under the Company's existing $100,000,000 senior credit facility which will expire on August 31, 2008. The Company's "Senior Notes" are the $35,000,000 Series A Notes due August 31, 2007, $68,500,000 Series B Notes due August 31, 2009, and $35,000,000 Series C Notes due August 31, 2011.

      Under the amendments, the Company's minimum consolidated net worth covenant was $284,005,000 as of March 31, 2005. The minimum consolidated net worth is adjusted quarterly to include 25% of the Company's consolidated net income for the previous quarter (with no deduction for any net loss) and for the proceeds of any sale by the Company of equity interests. At the time of the amendment, the Company was in full compliance with the terms of all financial and other covenants under the Senior Notes and the credit facility and remains in compliance with the amended terms.

      In addition to the change in the consolidated net worth covenant, the maximum ratio of indebtedness to total capitalization was decreased to .55 to 1 from .60 to 1 to conform to a similar covenant in the Company's senior credit facility.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 4.1 Amendment No. 1 to Note Purchase Agreement dated June 28,
2005.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU PAPER CORP.


Date:  July 11, 2005                By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance



                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              WAUSAU PAPER CORP.
                              DATED JUNE 28, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




4.1   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT DATED JUNE 28, 2005.